Quarterly Holdings Report
for

Fidelity® Telecom and Utilities Fund

April 30, 2019

UIF-QTLY-0619
1.800364.115

Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 47.2%
Diversified Telecommunication Services - 37.5%
AT&T, Inc.	6,233,200	$192,983
Verizon Communications, Inc.	3,099,704	177,272
Zayo Group Holdings, Inc. (a)	655,399	20,507
		390,762
Media - 3.3%
Comcast Corp. Class A	777,500	33,845
Wireless Telecommunication Services - 6.4%
T-Mobile U.S., Inc. (a)	647,612	47,269
Telephone & Data Systems, Inc.	592,854	18,900
		66,169

TOTAL COMMUNICATION SERVICES		490,776

ENERGY - 2.9%
Oil, Gas & Consumable Fuels - 2.9%
Cheniere Energy, Inc. (a)	460,132	29,609
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.4%
Charah Solutions, Inc.	648,616	4,566
UTILITIES - 48.4%
Electric Utilities - 28.9%
Edison International	449,700	28,677
Entergy Corp.	454,963	44,086
Evergy, Inc.	528,388	30,551
Eversource Energy	317,148	22,727
Exelon Corp.	1,004,325	51,170
FirstEnergy Corp.	1,212,777	50,973
NextEra Energy, Inc.	194,921	37,900
PG&E Corp. (a)	360,600	8,121
Southern Co.	17,590	936
Vistra Energy Corp.	959,941	26,158
		301,299
Gas Utilities - 0.9%
Southwest Gas Holdings, Inc.	119,000	9,900
Independent Power and Renewable Electricity Producers - 4.1%
NextEra Energy Partners LP	326,700	15,038
NRG Energy, Inc.	217,300	8,946
The AES Corp.	1,075,415	18,411
		42,395
Multi-Utilities - 14.5%
Avangrid, Inc.	269,483	13,800
Dominion Resources, Inc.	699,390	54,461
Public Service Enterprise Group, Inc.	620,012	36,984
Sempra Energy	353,404	45,218
		150,463

TOTAL UTILITIES		504,057

TOTAL COMMON STOCKS
(Cost $836,112)		1,029,008

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 2.49% (b)
(Cost $7,820)	7,818,411	7,820
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $843,932)		1,036,828
NET OTHER ASSETS (LIABILITIES) - 0.4%		4,096
NET ASSETS - 100%		$1,040,924

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$60
Total	$60

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.